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                                                                   EXHIBIT 10.52


               IN THE COURT OF COMMON PLEAS OF LOGAN COUNTY, OHIO

Peoples Benefit Life Insurance Company            )
(Through Its Agent AEGON USA Realty               )
Advisors, Inc.) fka Providian Life and Health     )
Insurance Company fka National Home               )
Life Assurance Company,                           )
                                                  )
                        Plaintiff,                )
           vs                                     )      Case No. CV99-02-0035
                                                  )
Brunner Companies Income Properties               )
L.P. III, et al., c/o Brunner Management, L.P.    )
c/o Hull/Storey Development, LLC                  )      Judge Mark S. O'Connor
                                                  )
                        Defendants.               )


                      NOTICE OF SATISFACTION OF JUDGMENT

         NOW COMES, plaintiff, Peoples Benefit Life Insurance Company, by and through its agent AEGON USA Realty Advisors, Inc., and does hereby provide notice that the judgment rendered herein in its favor pursuant to that certain Agreed Order Granting Motion for Summary Judgment filed on July 28, 1999 has been satisfied in full.

                                      Respectfully submitted,

                                      /s/ Reginald W. Jackson
                                      -----------------------------------
                                      Reginald W. Jackson   (0022885)
                                      Vorys, Sater, Seymour and Pease LLP
                                      52 E. Gay Street
                                      Columbus, OH 43215
                                      (614) 464-5621

                                      Attorneys for Plaintiff